REVOLVING INTERCOMPANY PROMISSORY NOTE


US $35,000,000.00                                                   May 26, 1998
                                                              New York, New York


         FOR VALUE RECEIVED, SILICONIX, INC. ("Siliconix") a Delaware corporation, by this promissory note unconditionally promises to pay to the order of VISHAY INTERTECHNOLOGY, INC. ("Vishay") a Delaware corporation or its registered assigns the principal amount of THIRTY FIVE MILLION DOLLARS ($35,000,000.00, the "Revolving Commitment") or such lesser amount as may then constitute the unpaid aggregate principal amount of the Revolving Loans (as hereinafter defined) made by Vishay to Siliconix pursuant to the terms hereof and to pay interest on the unpaid balance hereof at Vishay's Borrowing Rate (as defined below) on the 1st day of each of January, April, July and October of each year commencing July 1, 1998 and on the Maturity Date (each such date being an Interest Payment Date) all as hereafter further provided.

         1. Making of Loans

            (a) Subject to the terms hereof and at any time from the date hereof to the Maturity Date, Vishay agrees at any time and from time to time, to make one or more revolving loans (the "Revolving Loans") to Siliconix in an aggregate principal amount not to exceed the Revolving Commitment, during such period Siliconix may borrow, prepay and reborrow Revolving Loans.

            (b) Siliconix shall give Vishay one business day's notice to its Director, Corporate Treasury of its intention to borrow a Revolving Loan, stating the amount of such borrowing and the date on which such borrowing is required. Vishay shall make such Revolving Loan available to Siliconix at the account and on the date specified by Siliconix.

            (c) The Revolving Commitment shall be deemed to include the $10,000,000 previously loaned to Siliconix by Vishay pursuant to two prior loans of $5,000,000 each and upon execution and delivery of this Note the promissory notes dated 13th day of April, 1998 and the loan made to Siliconix on May 26, 1998 shall each be deemed paid in full and such promissory note and any similar paper reflecting such loans shall have no further force or effect.

         2. Payments.

            (a) Principal of, and any accrued and unpaid interest on, this Note shall be due and payable in full on the date to occur of May 31, 2000 or such later date as may be agreed in writing by the parties hereto (the "Maturity Date") and notified to the Agent (as hereinafter defined);

            (b) interest on this Note shall accrue from the date hereof, to, but excluding, the next Interest Payment Date, and shall be payable in arrears on each Interest Payment Date. Interest not paid when due shall accrue and be added to principal on each subsequent interest payment date.

            (c) if any Interest Payment Date or the Maturity Date would fall on a day that is not a Business Day (as defined below), the payment due on such Interest Payment Date or Maturity Date will be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or the Maturity Date, as the case may be. "Business Day" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of New York;

            (d) the Borrower may prepay all or any portion of this Note. All payments on this Note shall be applied first to accrued interest on this Note and then to the balance of principal on this Note;

            (e) payments of principal and interest on this Note shall be made in U.S. dollars by electronic Funds transfer to Vishay's bank account #1076-000-734 at Comerica Bank, Detroit, Michigan or such other account as Vishay may designate.

            (f) the obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment or adjustment whatsoever. Siliconix hereby expressly waives demand and presentment for payment, notice of non-payment, notice of dishonor, protest, notice of protest and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission with respect to the collection of any amount called for hereunder; and

            (g) for the purposes of this Note, Vishay's Borrowing Rate shall mean the interest rate payable by Vishay to the Lenders (as hereinafter defined) on its borrowings, as such rate may vary from time to time.

         3. Ranking of Note. Subject to Section 8 herein Siliconix, for itself, its successors and assigns, covenants and agrees that the payment of the principal of and interest on this Note is pari passu with the payment of all existing and future debt of Siliconix.

         4. Covenants. Siliconix covenants and agrees with Vishay that, so long as any amount remains unpaid on this Note, unless the consent of Vishay is obtained, Siliconix shall not create, incur, or suffer to exist any other debt except in cases (i) where the holders of such other debt have duly executed any
and  all  subordination   agreements  or  intercreditor
agreements reasonably acceptable to Vishay, and (ii) trade debt incurred in the ordinary course of business.

         5. Events of Default.

         The occurrence of any of the following events shall constitute a default (a "Default"):

            (a) a default in the payment of the principal on this Note, when and as the same shall become due and payable;

            (b) a default in the payment of any interest on this Note, when and as the same shall become due and payable, which default shall continue for two
(2) business days after the date fixed for the making of such interest payment;

            (c) a material default in the performance, or a material breach, of any of the covenants of Siliconix contained in this Note;

            (d) a material default in the performance, or a material breach, of any financial covenant contained in any loan agreement executed by Siliconix, which default or breach shall have continued beyond any grace or cure period provided therein;

            (e) any representation, warranty or certification made by Siliconix in or pursuant to this Note, or any subordination or intercreditor agreement shall prove to have been false or misleading as of the date made in any material respect; or

            (f) the entry of a decree or order by a court having jurisdiction adjudging Siliconix a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of or in respect of Siliconix under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) days; or the commencement by Siliconix of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by Siliconix to the institution of bankruptcy or insolvency proceedings against it, or the filing by Siliconix of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by Siliconix to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of Siliconix, or of any substantial part of the property of Siliconix, or the making by Siliconix of an assignment for the benefit of creditors, or the admission by Siliconix, in writing, of its inability to pay its debts generally as they become due, or the taking of corporate action by Siliconix in furtherance of any such action.

         6. Remedies Upon Default.

            (a) Subject to Section 8 herein upon the occurrence of a Default referred to in Section 5(f), the principal amount then outstanding of, and the accrued interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by Siliconix. Upon the occurrence of a Default referred to in Section 5 (other than Section 5(f)), Vishay by notice in writing given to Siliconix, may declare the entire principal amount then outstanding of, and the accrued interest on, this Note to be due and payable immediately, and upon any such declaration the same shall become and be due and payable immediately, without presentation, demand, protest or other formalities of any kind, all of which are expressly waived by Siliconix; and

            (b) Vishay may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of Siliconix, and in connection with any such action or proceeding shall be entitled to receive from Siliconix, payment of the principal amount of this Note plus accrued interest to the date of payment plus reasonable expenses of collection, including, without limitation, attorneys' and experts' fees and expenses.

         7. Assignment.

         This Note may be assigned, subject to the terms of the Credit Agreement (as hereinafter defined), to a wholly-owned subsidiary of Vishay provided that such subsidiary acknowledges in writing and with notice to Agent (as hereinafter defined) that it is bound by the terms of this Note.

         8. Subordination.

            (a) So long as that certain Long Term Revolving Credit Agreement dated as of March 2, 1998 (as amended or otherwise modified from time to time, the "Credit Agreement") by and among Vishay, certain financial institutions from time to time signatory thereto (the "Lenders"), and Comerica Bank as
Administrative Agent for the Lenders (the "Agent"), remains in effect, and thereafter until the expiration of all Letters of Credit (as such term is defined in the Credit Agreement) and the payment in full of all Indebtedness (as such term is defined in the Credit Agreement) and the performance by Vishay of all other obligations under the Credit Agreement (i) this Note shall be fully subordinated in all respects to the Indebtedness (as defined in the Credit Agreement) of Siliconix, if any, (herein, the "Senior Indebtedness") and (ii) in the event that Siliconix becomes a Guarantor or a Permitted Borrower (as such terms are defined in the Credit Agreement), upon the occurrence and during the continuance of an Event of Default (as such term is defined in the Credit Agreement), no payments may be made of the principal of or interest on this Note.

            (b) Siliconix agrees, and Vishay by accepting this Note agrees, that: (A) the obligations evidenced by this Note are subordinated in right of payment, to the prior payment in full of all the Senior Indebtedness; the subordination is for the benefit of the holders of the Senior Indebtedness, and each holder of Senior Indebtedness whether now outstanding or hereafter created, incurred, assumed or guaranteed shall be deemed to have acquired Senior Indebtedness in reliance upon the covenants and provisions contained in this Note; (B) if Siliconix is prohibited by the terms of this Note from making any payment of principal, interest or any other sum under or in respect of this Note when due, and therefore Siliconix shall fail to pay when due any such sum, such failure shall not constitute a default or event of default under and in respect of this Note (provided that interest shall continue to accrue as provided herein and be added to principal (but shall not itself bear interest) as herein set forth); and (C) no revision to any provision of this Note applicable or relevant to the subordination of this Note to the Senior Indebtedness shall be made or become effective until approved in writing by the holders of the Senior Indebtedness.

            (c) Upon any distribution (whether cash, securities or other property, by setoff or otherwise) to creditors of Siliconix in a liquidation or dissolution of Siliconix or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to Siliconix or its property: (A) holders of Senior Indebtedness shall be entitled to payment in full of all obligations with respect to the Senior Indebtedness (including interest after the commencement of any such proceeding at the rates specified for the applicable Senior Indebtedness) to the date of payment of the Senior Indebtedness before Vishay shall be entitled to receive any payment of any obligations with respect to this Note; and (B) until all obligations with respect to the Senior Indebtedness are paid in full, any distribution to which Vishay would be entitled under the terms and conditions of this Note shall be made to holders of Senior Indebtedness as their interests may appear; provided however that for the purposes of determining the amount of Siliconix's obligations to Vishay hereunder, any payments by Siliconix to the holders of Senior Indebtedness on account of its obligations in respect of this Note shall be deemed to have been made (without duplication) to Vishay. Payments of Senior Indebtedness under this Section 8 shall be considered payments of principal and interest, as the case may be, on this Note.

            (d) No right of any holder of Senior Indebtedness to enforce the subordination of the indebtedness evidenced by this Note shall be impaired by any act or failure to act by Siliconix or by its failure to comply with the terms and conditions of this Note.

         9. Miscellaneous.

            (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to Siliconix, at its address at 2201 Laurelwood Road, Santa Clara, California 95054, Attention: David Achterkirchen, (ii) if to Vishay, at its address at 63 Lincoln Highway, Malvern, Pennsylvania 19355-2120,
Attention: Steven Klausner, Director-Corporate Treasury, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 9(a). Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 9(a). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 7(a) shall be deemed given at the time of receipt thereof;

            (b) No course of dealing and no delay or omission on the part of Vishay in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice Vishay's rights, powers or remedies. No right, power or remedy conferred by this Note upon Vishay shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently;

            (c) Subject to Section 8 herein, this Note may be amended, or any of its provisions waived only by written consent or consents executed by the parties hereto;

            (d) This Note shall be governed by and construed in accordance with the laws of the State of Michigan, without giving effect to principles governing conflict of laws; and

            (e) Siliconix irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Note, any document or instrument delivered pursuant to, in connection with or simultaneously with this Note, or a breach of this Note or any such document or instrument. In any such action or proceeding, Siliconix waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 9(a). Within thirty (30) days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, Siliconix shall appear or answer such summons, complaint, or other process.

         IN WITNESS WHEREOF, Siliconix has caused this Note to be executed and dated the day and year first above written.

                                      SILICONIX, INC.


                                      By:   /s/King Owyang
                                            -------------------------
                                      Name: King Owyang
                                      Title:   President & CEO


                                       By: /s/David Achterkirchen
                                           -------------------------
                                       Name: David Achterkirchen
                                       Title:  Secretary


               Allonge for Revolving Intercompany Promissory Note
        Issued by Siliconix Incorporated to Vishay Intertechnology, Inc.

Pay to the order of Comerica Bank, as Administrative Agent, without recourse, pursuant to the terms and conditions of that certain Company Stock Pledge and Security Agreement by and among Vishay Intertechnology, Inc. (the "Company"), certain other Subsidiaries of the Company, and Comerica Bank, as Administrative Agent for and on behalf of the Lenders party to that certain Vishay Intertechnology, Inc. Long Term Revolving Credit Agreement dated as of March 2, 1998 (as amended or otherwise modified from time to time) as such Company Stock Pledge and Security Agreement may be amended or otherwise modified from time to time.


                                              VISHAY INTERTECHNOLOGY, INC.


                                              By:   ___________________________
                                              Name: ___________________________
                                              Title: __________________________